UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2012

CHARMING SHOPPES, INC.
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	000-07258	23-1721355
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3750 STATE ROAD, BENSALEM, PA 19020
(Address of principal executive offices) (Zip Code)

(215) 245-9100
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 15, 2012, Charming Shoppes, Inc., a Pennsylvania corporation (the “Company”), issued a press release announcing that, pursuant to the terms of the indenture (the “Indenture”) governing its 1.125% Senior Convertible Notes due 2014 (the “Notes”), holders of the Notes have a right to convert their Notes according to the terms of the Indenture. A copy of the press release is attached to this Report as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

On May 15, 2012, the Company sent a Notice of Right to Convert to the holders of the Notes.  A copy of the Notice is attached to this Report as Exhibit 99.2 and is incorporated into this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 15, 2012.

99.2	Notice of Right to Convert, delivered on May 15, 2012, to Holders of 1.25% Senior Convertible Notes due 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARMING SHOPPES, INC.
(Registrant)

Date: May 15, 2012	/S/ ERIC M. SPECTER
Eric M. Specter
Executive Vice President
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 15, 2012.

99.2	Notice of Right to Convert, delivered on May 15, 2012, to Holders of 1.25% Senior Convertible Notes due 2014.

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